UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 20, 2026

Lumen Technologies, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)

(318) 388-9000

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value per share	LUMN	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2026, at the annual meeting of shareholders (the “Annual Meeting”) of Lumen Technologies, Inc. (the “Company”), as further described in Item 5.07 below, the Company’s shareholders approved the Amended and Restated 2024 Equity Incentive Plan (the “A&R 2024 Plan”) to increase the number of shares of the Company’s common stock that may be issued under the Lumen Technologies, Inc. 2024 Equity Incentive Plan by an additional 45,600,000 shares, from 43,000,000 shares to 88,600,000 shares. The Company’s Board of Directors approved the A&R 2024 Plan on February 18, 2026, subject to shareholder approval.

A summary of the material terms of the A&R 2024 Plan is set forth in “Item 5, Approval of Amended and Restated 2024 Equity Incentive Plan” in the Company’s Definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 6, 2026, which summary is incorporated herein by reference. That summary and the foregoing description of the A&R 2024 Plan are not complete and are subject to, and qualified in their entirety by reference to, the full text of the A&R 2024 Plan, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 20, 2026, at the Annual Meeting, the shareholders of the Company approved amendments to the Company’s Articles of Incorporation, as amended, to:

•	eliminate certain of the supermajority voting requirements for matters subject to shareholder approval and to replace such requirements with a majority of votes cast standard; and

•	exclude certain categories of persons from the definition of “Related Person”.

On May 26, 2026, the Company filed Amended and Restated Articles of Incorporation reflecting the foregoing amendments (the “Articles”) with the Secretary of State of the State of Louisiana. The foregoing description of the Articles is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Composite Articles of Incorporation of the Company, as amended and restated through May 26, 2026, which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 20, 2026, the Company held its Annual Meeting. Holders of shares of the Company’s common stock or Series L preferred stock were entitled to one vote per share held as of the close of business on March 23, 2026 (the “Record Date”). There were a total of 1,030,165,570 shares entitled to vote at the Annual Meeting as of the Record Date, consisting of 1,030,158,552 shares of common stock and 7,018 shares of Series L preferred stock, voting together as a single class, of which 845,124,456 shares were present or represented by proxy at the Annual Meeting.

The following are the final voting results for the proposals considered and voted upon at the Annual Meeting, each of which was described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 6, 2026.

The Company thanks its shareholders for their support and participation in the Annual Meeting.

Item 1. The Company shareholders elected each of the following director nominees to serve on the Company’s Board of Directors until the 2027 annual meeting of shareholders or until their respective successors have been duly elected and qualify, by the following votes:

Name of Nominee	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Quincy L. Allen	674,786,726	10,143,678	2,784,426	157,409,626
Martha Helena Béjar	676,739,028	8,284,706	2,691,096	157,409,626
Christopher Capossela	678,469,496	6,570,988	2,674,346	157,409,626
Kevin P. Chilton	677,801,363	7,294,957	2,618,510	157,409,626
Michael Collins	679,092,388	5,967,700	2,654,742	157,409,626
Michelle J. Goldberg	678,491,944	6,644,842	2,578,044	157,409,626
Kate Johnson	678,603,180	6,518,493	2,593,157	157,409,626
Diankha Linear	677,003,556	8,017,027	2,694,247	157,409,626
Stephen McMillan	678,147,350	6,944,676	2,622,804	157,409,626

Item 2. The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent auditor for 2026, by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
826,383,164	14,345,896	4,395,396	0

Item 3A. The Company’s shareholders approved amendments to the Company’s Articles of Incorporation to remove supermajority voting requirements related to provisions governing removal of directors, approval of certain business combinations, certain amendments to the Company’s Articles of Incorporation and amendments to Company’s Bylaws, by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
666,291,662	14,453,951	6,969,217	157,409,626

Item 3B. The Company’s shareholders did not approve an amendment to the Company’s Articles of Incorporation to remove a supermajority voting requirement related to provisions governing limitation of liability and indemnification of directors, by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
665,279,825	15,442,159	6,992,846	157,409,626

Item 4. The Company’s shareholders approved amendments to the Company’s Articles of Incorporation to provide for exceptions to the definition of “Related Person”, by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
669,464,426	10,316,602	7,933,802	157,409,626

Item 5. The Company’s shareholders approved the Company’s Amended and Restated 2024 Equity Incentive Plan, by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
658,004,226	22,259,831	7,550,773	157,409,626

Item 6. The Company’s shareholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
652,013,005	33,084,417	2,617,408	157,409,626

Item 7. The Company’s shareholders did not approve the shareholder proposal regarding a shareholder right to vote for or against a shareholder rights plan, by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
327,301,328	357,615,031	2,798,471	157,409,626

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Composite Articles of Incorporation of the Company, as amended and restated through May 26, 2026.

10.1	Amended and Restated 2024 Equity Incentive Plan.

104	Cover page formatted as Inline XBRL and contained in Exhibit 101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: May 27, 2026	By:	/s/ Chris Stansbury
Chris Stansbury
President and Chief Financial Officer

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